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                                                       Exhibit 10e

                             RESCISSION AGREEMENT

              AGREEMENT made as of the 27thof June, 1996, by and between Essential Resources, Inc. (formerly known as Zygon Corporation), a Nevada corporation (the "Company") and Petra Bonita Limited, corporation formed under the laws of the Cayman Islands ("Petra Bonita") (the "Agreement").

                              W-I-T-N-E-S-S-E-T-H

              WHEREAS, Petra Bonita owned an interest in certain assets (the "Assets") of Formulations, an Australian company ("Formulations"); and

              WHEREAS, on or about January 30, 1996, the Company and Petra Bonita entered into an agreement pursuant to which the Company acquired certain Assets of Formulations (the "Asset Acquisition"); and

              WHEREAS, in connection with the Asset Acquisition, Petra Bonita was issued Two Hundred and Ninety Thousand Nine Hundred and Twelve (290,912) shares of the common stock, $001 par value (the "Common Stock") of the Company (the "Petra Bonita Shares"); and

              WHEREAS, the parties hereto have agreed that the Asset Acquisition transaction should be rescinded in view of certain mutual misunderstandings between such parties.

              NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the parties agree as follows.


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                        RESCISSION OF ASSET ACQUISITION

              1. The Company and Petra Bonita hereby acknowledge that there has been a mutual misunderstanding between the parties as a result of a lack of research and development of certain tea tree oil formulations by Petra Bonita believed by the Company to have been further developed at the time the Company acquired such formulations from Petra Bonita. Accordingly, the parties agree that the Asset Acquisition shall hereby be rescinded effective as of the date hereof. The transaction shall hereinafter be deemed null and void in all respects, as if such transaction shall never have occurred.

              2. The Company hereby returns all right, title and interest to the Assets to Petra Bonita. The Company hereby warrants and represents, upon which warranties and representations Petra Bonita relies, that Petra Bonita, upon tender of the Assets by the Company: (i) will be the lawful owner of the Assets; and (ii) will have good and marketable title to the Assets, free and clear of all claims, encumbrances, security interests or liens of any kind of nature whatsoever, except as to any claims, encumbrances, security interests or liens existing upon the transfer of the Assets from Petra Bonita to the Company.

              3. Petra Bonita hereby tenders the Petra Bonita Shares to the Company. Petra Bonita hereby warrants and represents, upon which warranties and representations the Company relies, that upon delivery of the Petra Bonita Shares from Petra Bonita: (i) the Company will be the lawful owner, of record and beneficially, of

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the Petra Bonita Shares and will have good and marketable title to the Petra
Bonita Shares, free and clear of all claims, encumbrances, security interests or liens of any kind of nature whatsoever, and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto; and (ii) there are no agreements or understandings between Petra Bonita and any other person, firm, corporation, or other entity respecting the voting of any of the Petra Bonita Shares.

              4. Petra Bonita hereby tenders the Petra Bonita Shares by delivery of the stock certificates evidencing the same together with executed stock powers.


                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

              5. The Company further represents and warrants, upon which representations and warranties Petra Bonita relies as follows:

              (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has all requisite power and authority (corporate and other) to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into this Agreement and to consummate the transactions contemplated hereunder;

              (b) The Company has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement, to transfer the Assets to Petra Bonita and to carry out the transactions contemplated hereby; the execution and consummation of this Agreement will not violate any statute, law,

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regulation, rule, court or administrative judgment, order or decree which is applicable to the Company. All actions of the Company necessary to authorize it to execute, deliver and consummate this Agreement and to transfer the Assets to Petra Bonita have been duly and validly authorized and taken, and no further actions or authorizations are required. This Agreement constitutes the valid, legally binding obligation of the Company and is enforceable in accordance with its terms; and

              (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not:

                   (i) result in any breach of, or constitute a default under, the Certificate or Articles of Incorporation or Bylaws of the Company, or any instrument or obligation to which the Company is a party or by which it is bound, or;

                   (ii) violate any existing statute, order, writ, injunction or decree of any court, administrative agency or governmental body.


                REPRESENTATIONS AND WARRANTIES OF PETRA BONITA

              6. Petra Bonita further represents and warrants, upon which representations and warranties the Company relies, as follows:

              (a) Petra Bonita is a corporation duly organized, validly existing, and in good standing under the laws of the Cayman Islands and has all requisite power and authority (corporate and

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other) to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into this Agreement and to consummate the transactions contemplated hereunder;

              (b) Petra Bonita has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement, to transfer the Petra Bonita Shares to the Company and to carry out the transactions contemplated hereby; the execution and consummation of this Agreement will not violate any statute, law, regulation, rule, court or administrative judgment, order or decree which is applicable to Petra Bonita. All actions of Petra Bonita necessary to authorize it to execute, deliver and consummate this Agreement and to transfer the Petra Bonita Shares to the Company have been duly and validly authorized and taken, and no further actions or authorizations are required. This Agreement constitutes the valid, legally binding obligation of Petra Bonita and is enforceable in accordance with its terms; and

              (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not:

                   (i) result in any breach of, or constitute a default under, the Certificate or Articles of Incorporation or Bylaws of Petra Bonita, or any

instrument or obligation to which Petra Bonita is a party or by which it is bound, or;

                   (ii) violate any existing statute, order, writ, injunction or decree of any court, administrative agency or

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governmental body.


                                 MISCELLANEOUS

              7. All notices hereunder shall be in writing and shall be mailed by first class registered or certified mail, postage prepaid, return receipt requested, or by prepaid telegram or telex and all communications shall be addressed to the addresses of the parties hereto as such parties shall designate by notice to the other party.

              8. This Agreement contains the final, complete and exclusive understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments and understandings heretofore had between them with respect thereto are merged herein. Except as otherwise expressly provided herein, all the terms and conditions of this Agreement shall bind and inure to the benefit of, and be enforceable by, the heirs and the respective successors and assigns of the parties hereto. This Agreement may not be modified or amended except by an instrument in writing signed by the Company and Petra Bonita

              9. The titles and headings of the sections of this Agreement are included for the convenience of the parties only and are not part of this Agreement.

              10. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable

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law or rule in any jurisdiction, provided such provision does not go to the very essence of this Agreement, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

              11. This Agreement may be executed in any number of counterparts,

each of which shall be deemed to be an original, and all of which shall constitute but one and the same document.

              12. At any time, and from time to time, each party agrees, at its, his or their expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

              13. This Agreement shall be governed in all respects, whether as to validity, construction, interpretation, capacity, performance or otherwise, by the laws of the State of New Jersey.

              IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                          ESSENTIAL RESOURCES, INC.


                                          By:__________________________
                                              Phillip Cook
                                              Chief Executive Officer


                                          PETRA BONITA LIMITED


                                          By:__________________________




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